UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2026

VERSES AI INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-56692	88-2921736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, 8th Floor Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 988-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Gabriel Rene and Dan Mapes

On February 8, 2026, Gabriel Rene, the Chief Executive Officer of Verses AI Inc. (the “Company”) informed the Company’s Board of Directors (the “Board”) that he was resigning as both the Company’s Chief Executive Officer and as a member of the Board, effective immediately. Additionally, on February 8, 2026, Dan Mapes, the Company’s President Emeritus and Global Brand Ambassador, resigned from all of his positions at the Company, including as a member of the Board.

The resignations of each of Mr. Rene and Mr. Mapes from the Board was not the result of any disagreement between either Mr. Rene and Mr. Mapes and the Company, its management, the Board or any committee of the Board, or with respect to any matter relating to the Company’s operations, policies or practices. As there are no disagreements as contemplated by Item 5.02(a) of Form 8-K, the Company is disclosing this information pursuant to Item 5.02(b) of Form 8-K.

Appointment of David Scott

In connection with the resignation of Mr. Rene, the Board appointed David Scott, 56, to serve as the Company’s Interim Chief Executive Officer effective as of February 8, 2026. The Company is currently conducting a search to identify a successor Chief Executive Officer.

David Scott has served as a member of the Company’s Board of Directors since October 12, 2025. Mr. Scott has been the Chief Executive Officer of Evil Genius Games since 2022. He served as Vice President of Global Marketing Strategy, Analytics, and Operations at Amazon Web Services, from 2019 to 2022, where he was responsible for marketing operations, analytics, and corporate strategy. Mr. Scott has more than 25 years of experience in senior leadership roles across public and private companies, including Amazon Web Services, Twitter, AT&T, Oracle, PeopleSoft, Honeywell, and General Electric, as well as multiple venture-backed startups. He has founded and exited three venture-backed companies. Mr. Scott holds dual bachelor’s degrees in Computer Science and Political Philosophy from The College of William & Mary and an MBA from The Wharton School of the University of Pennsylvania, where he was a Robert Toigo Scholar and Sol C. Schneider Scholar.

Mr. Scott has no family relationships with any current director, director nominee, or executive officer of the Company, and there are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which Mr. Scott has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. Scott was not appointed as the Company’s Interim Chief Executive Officer pursuant to any arrangement or understanding with any other person.

Departure of Kevin Wilson and Appointment of James Christodoulou

On February 8, 2026, the Board eliminated the position of Chief Accounting Officer and placed the responsibilities of the Company’s principal accounting officer under the portfolio of the Company’s Chief Financial Officer. Consequently, effective on this date, the Board terminated Kevin Wilson as the Company’s Chief Accounting Officer and Secretary and appointed James Christodoulou as the Company’s principal accounting officer.

James Christodoulou has served as Chief Financial Officer of the Company since February 2025. From June 2024 to March 2025, Mr. Christodoulou served as Head of Capital Markets and Corporate Development at Exodus Movement, Inc. (NYSE: EXOD), a multi-asset, self-custody, crypto currency wallet, and from June 2022 to March 2024, he served as Chief Financial Officer of Collectable, an early-stage private equity sponsored company that developed an innovative FINTECH business model that democratizes the ability to own high-end collectable art and memorabilia assets that were once only available to financial institutions, collectors, or high-net-worth individuals. From March 2021 to January 2023, Mr. Christodoulou served as Chief Financial Officer of Ryze Renewables, an independent renewable diesel refining company, and from August 2018 to April 2020, he served as President, Chief Operating Officer and a director of Blink Charging (Nasdaq: BLNK), an owner, operator, provider, and manufacturer of electric vehicle charging equipment and networked electric vehicle charging services. Mr. Christodoulou’s prior experiences include Chief Financial Officer of Galeon Navigation LLC, OceanFreight Inc. (Nasdaq: OCNF, which he took public), EastWind Maritime, Inc. and General Maritime Corp., Inc. (NYSE: GMR, which he took public); President of Angelmar Corp.; Chief Executive Officer and President of Industrial Shipping Enterprises Corp.; and Managing Director of Dahlman Rose & Co. Mr. Christodoulou attended Columbia Business School and received his Bachelor of Arts in psychology from Rutgers University. Mr. Christodoulou passed his Series 7, 63, 84, and 85 FINRA licenses, and is a CFA Level III candidate.

Mr. Christodoulou has no family relationships with any current director, director nominee, or executive officer of the Company, and there are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which Mr. Christodoulou has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. Christodoulou was not appointed as the Company’s principal accounting officer pursuant to any arrangement or understanding with any other person.

Item 8.01 Other Events.

On February 10, 2026, the Company issued a press release announcing the resignations of Mr. Rene and Mr. Mapes, the departure of Mr. Wilson and the appointment of Mr. Scott as Interim Chief Executive Officer. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verses AI Inc.

February 12, 2026	By:	/s/ James Christodoulou
James Christodoulou
Chief Financial Officer

-4-